                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    April 01, 1997
                                                     -------------


                             SVI Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       33-36125-D                                          84-1131608
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


7979 Ivanhoe Avenue, Suite 500, La Jolla, California                  92037
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                 (619) 551-2365
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


9364 Cabot Drive, Suite B, San Diego, California                      92126
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On April 28, 1997, SVI Holdings, Inc. (the "Company"), closed the acquisition of the business of Chapman Computers (Pty) Ltd ("Chapman") through it's wholly owned subsidiary, Divergent Technologies (Pty) Limited ("Divergent").

    Pursuant to the agreement dated April 28, 1997, Divergent acquired the assets, Principal Technology, and Computer Software Programs of Chapman from Chapman Computers (Pty) Ltd, The Chapman Computers Unit Trust (the "Trust") and Colin Bruce Chapman.

    The purchase price of $1,534,000 was agreed upon by arms-length negotiation between the parties. The Company paid $784,000 (Australian Dollars 1,000,000) in cash with the balance of $750,000 settled by the issuance of 300,000 shares of the common stock of the Company to the Chapman Computers Unit Trust. The Shares issued for the acquisition are to be held in escrow for a period of 3 years from the completion of sale of Chapman to Divergent.

    The cash portion of the purchase price was financed by the sale of a portion of the Company's investment in Softline Limited.

    Under the terms of the agreement, if the pre-tax profits of Chapman for the year ended June 30, 1998 exceed 450,000 Australian Dollars, an additional 200,000 shares will be due to the Trust, with additional shares payable for the excess of Chapman's profits over 450,000 Australian Dollars. The number of additional shares will be determined by a formula agreed upon between the parties.

    Under the terms of the agreement of confidentiality and restraint of trade, the services of Colin Chapman will be retained as a consultant to Divergent and he has agreed not to disclose certain information to other parties, or to enter into any business arrangement in competition with Divergent for a period of three years from the termination of his consulting services.

    Chapman is an Australian company which specializes in providing computer systems for accounting and management to the retail industry in Australia, New Zealand and the Pacific Rim.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

         Please see financial statement pages indexed on page F-1

         (b)      PRO FORMA FINANCIAL INFORMATION:

         Please see financial statement pages indexed on page F-1

         (c)      EXHIBITS:

         See Exhibit Index attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 1997                           SVI HOLDINGS, INC.
                                              (Registrant)

                                          By: /s/ Russell Schechter
                                              -----------------------------
                                              Russell Schechter
                                              Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number                             Description
--------                           -----------


2.1 Asset Purchase Agreement dated as of April 28, 1997, between the Company, Divergent, Colin Bruce Chapman, Chapman Computers and the Chapman Computers Unit Trust.

2.2 Escrow Agreement between Escrow Agent and Divergent, Colin Bruce Chapman, Chapman Computers and the Chapman Computers Unit Trust.

2.3 Deed of Assignment of Copyright between Chapman Computers and Chapman Computers Unit Trust and Divergent Technologies (Pty) Ltd.

2.4 Confidentiality agreement and restraint of trade between Chapman Computers Pty Limited and Chapman Computers Pty Limited as Trustee for the Chapman Computers Unit Trust and Divergent Technologies (Pty) Ltd.

INDEX TO FINANCIAL STATEMENTS


F-2 Audited financial statements of Chapman Computers (Pty) Ltd for the year ended June 30, 1996.

F-13 Audited financial statements of Chapman Computers (Pty) Ltd for the year ended June 30, 1996.

F-24 Pro-Forma consolidated statement of operations for the year ended September 30, 1996.

F-26 Pro-Forma consolidated statement of operations for the six months ended March 31, 1997.

F-27      Pro-Forma consolidated balance sheet as at March 31, 1997

                          CHAPMAN COMPUTERS PTY. LTD.
                    FINANCIAL STATEMENTS - 30TH JUNE, 1996
                           CONVERTED TO U.S. DOLLARS







                                       CONTENTS





                                                 Page No.

                     Directors' Report              1

                     Auditor's Report               2

                     Statement by Directors         3

                     Profit and Loss Account        4

                     Balance Sheet                  5

                     Notes to the Accounts       6 and 7

                     Cash Flow Statement         8 and 9

                          CHAPMAN COMPUTERS PTY. LTD.
                      DIRECTORS' REPORT - 30TH JUNE, 1996
                           CONVERTED TO U.S. DOLLARS


Your directors present their report on the accounts of the company for the year ended 30th June, 1996.

The following persons hold office as directors at the date of this report:

Colin B. Chapman                          Bronte J. Chapman
Joan E. Chapman

Principal Activities

The company's principal continuing activity was sales and development of computer systems.

Results

The net result from operations after applicable income tax expense was a profit of US$46,436 (1995 - US$201,116).

Dividends

No dividends were paid in respect of the year ended 30th June, 1995. The directors have made no declaration in respect to the year ended 30th June, 1996.

Directors' Benefits

Since 30th June, 1995, no director of the company has received or become entitled to receive a benefit (other than a benefit included in Note 2 to the accounts or a fixed salary as a full-time employee) by reason of a contract made by the company or a related corporation with the director or with a firm of which he is a member, or with a company in which he has a substantial financial interest, other than transactions between other Chapman Group entities on commercial terms.

Third Party Indemnities

The company has not, during or since the end of the financial year, in respect of any person who is or has been an officer or auditor of the company or a related body corporate:

-indemnified or made any relevant agreement for indemnifying against a liability, including costs and expenses in successfully defending legal proceedings; or
-paid or agreed to pay a premium in respect of a contract insuring against a liability for the costs of expenses to defend legal proceedings.

Signed at Mount Barker this 20th day of March, 1997 in accordance with a resolution of the directors.

Director /s/Colin Chapman                  Director /s/Bronte Chapman

                          CHAPMAN COMPUTERS PTY. LTD.
                  INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS
                           CONVERTED TO U.S. DOLLARS

Scope

We have audited the financial statements, set out on pages 3 to 7, of Chapman Computers Pty. Ltd. for the year ended 30th June, 1996. The company's directors are responsible for the financial statements. We have conducted an independent audit of these financial statements in order to express an opinion on them to the members of the company.

Our audit has been conducted in accordance with Australian Auditing Standards to provide reasonable assurance as to whether the financial statements are free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion whether, in all material respects, the financial statements are presented fairly in accordance with Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) and statutory requirements so as to present a view which is consistent with our understanding of the company's financial position and the results of its operations.

The audit opinion expressed in this report has been formed on the above basis.

Opinion

In our opinion, the financial statements of Chapman Computers Pty. Ltd. are properly drawn up:

(a) so as to give a true and fair view of:
   (i) the state of affairs as at 30th June, 1996 and of the results for the financial year ended on that date, of the company; and
   (ii) the other matters required by Divisions 4, 4A and 4B of Part 3.6 of the Corporations Law to be dealt with in the financial statements;
(b) in accordance with the provisions of the Corporations Law; and
(c) in accordance with applicable Accounting Standards and other mandatory professional reporting requirements.

Signed at Mount Barker this 20th day of March, 1997.
MAJOR, MAY & ASSOCIATES
Chartered Accountants

/s/Tim Major

Tim Major
(Registered Company Auditor)

                          CHAPMAN COMPUTERS PTY. LTD.
                          ACCOUNTS - 30TH JUNE, 1996
                          CONVERTED TO U.S. DOLLARS

STATEMENT BY DIRECTORS



In the opinion of the directors:-

(a)the Profit and Loss Account is drawn up so as to give a true and fair view of the results of the company for the financial year ended 30th June, 1996; and

(b)the accompanying Balance Sheet is drawn up so as to give a true and fair view of the state of affairs of the company as at the end of that financial year.

At the date of this statement, there are reasonable grounds to believe that the company will be able to pay its debts as and when they fall due.


Signed at Mount Barker this 20th day of March, 1997 in accordance with a resolution of the directors.







Director /s/Colin Chapman                  Director /s/Bronte Chapman

                          CHAPMAN COMPUTERS PTY. LTD.
                           PROFIT AND LOSS ACCOUNT
                      FOR THE YEAR ENDED 30TH JUNE,1996
                          CONVERTED TO U.S. DOLLARS

                                                  Note    1996        1995
                                                           US$         US$

                                                        ---------   ---------
Operating Profit/(Loss)                            2      62,489     201,116


Less: Income Tax Attributable to
 Operating Profit                                 1(b)    16,053           -
                                                        ---------   ---------
Operating Profit/(Loss) after Income Tax                  46,436     201,116

Retained Profits/(Accumulated Losses)
 at the beginning of the financial year                  (15,661)   (203,026)
                                                        ---------   ---------

Total available for Appropriation                         30,775       1,910

Appropriations                                                 -           -
Adjustment to R&D Capital Reserve                              -     (10,547)
Adjustment due to currency fluctuations                      222      (3,204)
                                                        ---------   ---------
Retained Profits/(Accumulated Losses)
 at the end of the financial year                         30,997     (15,661)
                                                        =========   =========

The accompanying notes form part of these accounts.

                          CHAPMAN COMPUTERS PTY. LTD.
                      BALANCE SHEET AS AT 30TH JUNE, 1996
                          CONVERTED TO U.S. DOLLARS


                                                          1996         1995
                                                  Note     US$          US$

CURRENT ASSETS

Cash                                                      16,525      69,122
Receivables                                         3    419,885     544,718
                                                        ---------   ---------
TOTAL CURRENT ASSETS                                     436,410     613,840
                                                        ---------   ---------

NON CURRENT ASSETS

Plant and Equipment                                 4     52,719      36,367
                                                        ---------   ---------
TOTAL NON CURRENT ASSETS                                  52,719      36,367
                                                        ---------   ---------
TOTAL ASSETS                                             489,129     650,207
                                                        ---------   ---------
CURRENT LIABILITIES

Provisions                                                16,696           -
                                                        ---------   ---------
TOTAL CURRENT LIABILITIES                                 16,696           -
                                                        ---------   ---------


NON CURRENT LIABILITIES

Creditors and Borrowings                            5    224,567     469,515
                                                        ---------   ---------
TOTAL NON CURRENT LIABILITIES                            224,567     469,515
                                                        ---------   ---------
TOTAL LIABILITIES                                        241,263     469,515
                                                        ---------   ---------
NET ASSETS                                               247,866     180,692
                                                        =========   =========

SHAREHOLDERS' EQUITY

Issued Capital                                                 2           2
Reserves                                            6    216,867     196,351
Retained Profits /(Losses)                                30,997     (15,661)
                                                        ---------   ---------
TOTAL SHAREHOLDERS' EQUITY                               247,866     180,692
                                                        =========   =========

Capital Expenditure Commitments                     7

Contingent Liabilities                              8




The accompanying notes form part of these accounts.

                          CHAPMAN COMPUTERS PTY. LTD.
                   NOTES TO AND FORMING PART OF THE ACCOUNTS
                      FOR THE YEAR ENDED 30TH JUNE,1996
                          CONVERTED TO U.S. DOLLARS


1.STATEMENT OF ACCOUNTING POLICIES

The accounts have been prepared in accordance with all Applicable Accounting Standards and with the disclosure requirements of Schedule 5 of the Corporations Law. The accounts have been prepared in accordance with the historical cost convention. The accounting policies adopted are consistent with those of the previous year.

(a)Depreciation

Depreciation is calculated at rates prescribed by the Commissioner of Taxation, so as to write off the assets over their estimated useful lives.

(b)Income Tax

Tax effect accounting procedures are followed whereby the income tax expense in the profit and loss statement is matched with the accounting profit (after allowing for permanent differences). Income tax on net cumulative timing differences is set aside to the deferred income tax and future tax benefit accounts at current rates. The future tax benefit relating to any tax losses is not carried forward as an asset unless the benefit can be regarded as virtually certain of realisation.

                                                          1996         1995
                                                           US$          US$
2.OPERATING PROFIT BEFORE INCOME TAX
has been determined after :

(a)Charging as Expenses:

Depreciation of fixed assets                              19,671      14,124
Directors emoluments                                           -           -
Rental expense on operating leases                        25,294      18,979
                                                        ---------   ---------
(b)Crediting as Revenue:

Sales                                                    902,249     806,456
Interest                                                  12,674       1,488
                                                        ---------   ---------

3.RECEIVABLES

Trade Debtors                                            403,658     283,968
Unbilled Work in Progress                                 15,750     241,351
Related Entity Loan Accounts                                 477      19,399
                                                        ---------   ---------
                                                         419,885     544,718
                                                        =========   =========

                          CHAPMAN COMPUTERS PTY. LTD.
                   NOTES TO AND FORMING PART OF THE ACCOUNTS
                      FOR THE YEAR ENDED 30TH JUNE,1996
                          CONVERTED TO U.S. DOLLARS



4.PLANT & EQUIPMENT - AT COST

Office Furniture, Computers and Equipment                165,943     120,357
Less Accumulated Depreciation                            113,224      83,990
                                                        ---------   ---------
                                                          52,719      36,367
                                                        =========   =========

5. PROVISIONS

Provision for Income Tax                                  16,696           -
                                                        ---------   ---------
                                                          16,696           -
                                                        =========   =========


6.CREDITORS & BORROWINGS

Related Entity Loan Accounts                             224,567     469,515
                                                        ---------   ---------
                                                         224,567     469,515
                                                        =========   =========



7.RESERVES

Capital Reserve                                           60,797      55,046
R&D Capital Reserve                                      156,070     141,305
                                                        ---------   ---------
                                                         216,867     196,351
                                                        =========   =========


8.CAPITAL EXPENDITURE COMMITMENTS

No forward commitments to capital expenditure have been made.


9.CONTINGENT LIABILITIES

No contingent items existed at year end.

Chapman Computers Pty Ltd
Statement of Cash Flows
Converted to U.S. Dollars
For the Year Ended 30th June, 1996

                                                         1996          1995
                                                          US$           US$
Cash Flows from Operarting Activities
     Receipts from customers                           1,008,160      658,618
     Payments to suppliers                               (88,392)     (71,993)
     Wages & related costs                              (557,027)    (348,868)
     Interest received                                    12,674        1,488
     Interest & other finance costs paid                  (8,374)     (13,387)
     Income Tax paid                                           -            -
     Other expenses                                     (178,970)    (158,455)
                                                       ----------   ----------
Net cash flows from Operating Activities                 188,071       67,403

Cash Flows from Investing Activities

     Acquisition of property plant & equip               (45,586)     (15,447)
                                                       ----------   ----------
Net Cash Flows from Investing Activities                 (45,586)     (15,447)

Cash Flows from financing Activities

     Loans paid back by related entities                  18,922       (2,439)
     Loans paid back to related entities                (244,948)      (2,946)
                                                       ----------   ----------
 Net Cash Flows from Financing Activities               (226,026)      (5,385)

Net increase (decrease) in cash held                     (83,541)      46,571
Cash at beginning of year                                 69,122       31,912
Effect of exchange rates changes                          30,944       (9,361)
                                                       ----------   ----------
Cash at end of year                                       16,525       69,122
                                                       ==========   ==========

Notes to the Statement of Cash Flows
------------------------------------

1.     Reconciliation of Cash

       For the purposes of the statement of cash flows, cash includes cash on hand and in banks and investments in money market instruments, net of outstanding bank overdrafts. Cash at the end of the financial year as shown in the statement of cash flows is reconciled to the related items in the balance sheet as follows:

                                                           1996         1995
                                                            US$          US$

       Cash                                              16,525       69,122

2. Reconciliation of Net Cash provided by Operating Activities to Operating Profit after Income Tax.

                                                           1996          1995
                                                            US$           US$

       Operating profit after income tax                 46,436       201,116
       Depreciation                                      19,671        14,124
       Change in assets & liabilities:
       Decrease in recivables                           105,911      (147,837)
       Increase in provision for income tax              16,053
                                                      -----------   -----------
                                                        188,071        67,403
                                                      ===========   ===========

                          CHAPMAN COMPUTERS PTY. LTD.
                      DETAILED PROFIT AND LOSS STATEMENT
                      FOR THE YEAR ENDED 30TH JUNE,1996
                          CONVERTED TO U.S. DOLLARS

                                                          1996        1995
                                                           US$         US$
INCOME

Sales of Products and Services                           902,249     806,456
Interest Received                                         12,674       1,488
                                                        ---------   ---------
                                                         914,923     807,944

EXPENSES

Accounting Fees                                              984       2,594
Advertising                                                1,062       1,336
Bank Charges                                               1,769       1,128
Computer Equipment for Resale                             85,947      66,435
Computer Software                                          2,445       5,558
Consultancy                                                    -          80
Cleaning                                                   1,137       1,220
Depreciation                                              19,671      14,124
Electricity                                                2,096       2,634
Freight & Cartage                                          1,059       1,811
In-House Catering                                            573           -
Interest                                                   6,605      12,259
Insurance                                                  3,242       2,828
Leasing of Equipment                                       8,826      10,085
Licences and Subscriptions                                 1,078       6,832
Office Expenses and Petty Cash                             2,633       1,097
Payroll Tax                                                3,427           -
Postage                                                      872         405
Printing and Stationery                                    5,956       5,641
Rent                                                      16,468       8,894
Repairs and Maintenance                                   10,477      12,059
Royalties                                                 18,930      19,489
Secretarial                                                    -         222
Security                                                     157         382
Seminar Costs                                                 54         246
Sub Contractors                                          163,947      46,047
Superannuation Contributions                              15,495       9,600
Telephone                                                 21,308      17,353
Travelling Expenses                                       78,630      63,249
Wages and Salaries                                       377,585     293,221
                                                        ---------   ---------
                                                         852,434     606,828
                                                        ---------   ---------
Net Profit                                                62,489     201,116
                                                        =========   =========

                          CHAPMAN COMPUTERS PTY. LTD.
                     FINANCIAL STATEMENTS - 30TH JUNE, 1995
                          CONVERTED TO U.S. DOLLARS




                                       CONTENTS





                                                 Page No.

                     Directors' Report              1

                     Auditor's Report               2

                     Statement by Directors         3

                     Balance Sheet                  5

                     Notes to the Accounts        6 and 7

                     Cash Flow Statement          8 and 9

                          CHAPMAN COMPUTERS PTY. LTD.
                      DIRECTORS' REPORT - 30TH JUNE, 1995
                          CONVERTED TO U.S. DOLLARS


Your directors present their report on the accounts of the company for the year ended 30th June, 1995.

The following persons hold office as directors at the date of this report:

Colin B. Chapman                                Bronte J. Chapman
Joan E. Chapman

Principal Activities

The company's principal continuing activity was sales and development of computer systems.

Results

The net result from operations after applicable income tax expense was a profit of US$201,116 (1994 - US$126,734).

Dividends

No dividends were paid in respect of the year ended 30th June, 1994. The directors have made no declaration in respect to the year ended 30th June, 1995.

Directors' Benefits

Since 30th June, 1994, no director of the company has received or become entitled to receive a benefit (other than a benefit included in Note 2 to the accounts or a fixed salary as a full-time employee) by reason of a contract made by the company or a related corporation with the director or with a firm of which he is a member, or with a company in which he has a substantial financial interest, other than transactions between other Chapman Group entities on commercial terms.

Third Party Indemnities

The company has not, during or since the end of the financial year, in respect of any person who is or has been an officer or auditor of the company or a related body corporate:

- indemnified or made any relevant agreement for indemnifying against a liability, including costs and expenses in successfully defending legal proceedings; or
- paid or agreed to pay a premium in respect of a contract insuring against a liability for the costs of expenses to defend legal proceedings.

Signed at Mount Barker this 20th day of March, 1997 in accordance with a resolution of the directors.

Director /s/Colin Chapman                   Director /s/Bronte Chapman\

                         CHAPMAN COMPUTERS PTY. LTD.
                  INDEPENDENT AUDITOR'S REPORT TO THE MEMBERS
                          CONVERTED TO U.S. DOLLARS

Scope

We have audited the financial statements, set out on pages 3 to 7, of Chapman Computers Pty. Ltd. for the year ended 30th June, 1995. The company's directors are responsible for the financial statements. We have conducted an independent audit of these financial statements in order to express an opinion on them to the members of the company.

Our audit has been conducted in accordance with Australian Auditing Standards to provide reasonable assurance as to whether the financial statements are free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion whether, in all material respects, the financial statements are presented fairly in accordance with Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) and statutory requirements so as to present a view which is consistent with our understanding of the company's financial position and the results of its operations.

The audit opinion expressed in this report has been formed on the above basis.

Qualification

The financial statements of the company have not previously been audited.
For this reason we are unable to comment on the comparative figures used in the financial statements, nor on any carried forward amounts that form part of the current year's figures.

Opinion

Subject to the above qualification, in our opinion, the financial statements of Chapman Computers Pty. Ltd. are properly drawn up:

(a)  so as to give a true and fair view of:
    (i) the state of affairs as at 30th June, 1995 and of the results for the financial year ended on that date, of the company; and
    (ii) the other matters required by Divisions 4, 4A and 4B of Part 3.6 of the Corporations Law to be dealt with in the financial statements;
(b)  in accordance with the provisions of the Corporations Law; and
(c) in accordance with applicable Accounting Standards and other mandatory professional reporting requirements.

Signed at Mount Barker this 20th day of March, 1997.
MAJOR, MAY & ASSOCIATES
Chartered Accountants



/s/Tim Major

TIM MAJOR
(Registered Company Auditor)

                          CHAPMAN COMPUTERS PTY. LTD.
                          ACCOUNTS - 30TH JUNE, 1995
                          CONVERTED TO U.S. DOLLARS

STATEMENT BY DIRECTORS



In the opinion of the directors:-

(a) the Profit and Loss Account is drawn up so as to give a true and fair view of the results of the company for the financial year ended 30th June, 1995; and

(b) the accompanying Balance Sheet is drawn up so as to give a true and fair view of the state of affairs of the company as at the end of that financial year.

At the date of this statement, there are reasonable grounds to believe that the company will be able to pay its debts as and when they fall due.


Signed at Mount Barker this 20th day of March, 1997 in accordance with a resolution of the directors.







Director /s/Colin Chapman                   Director /s/Bronte Chapman

                          CHAPMAN COMPUTERS PTY. LTD.
                            PROFIT AND LOSS ACCOUNT
                       FOR THE YEAR ENDED 30TH JUNE, 1995
                           CONVERTED TO U.S. DOLLARS



                                                 Note     1995        1994
                                                           US$         US$


Operating Profit/(Loss)                           2      201,116     126,734

Less: Income Tax Attributable to
 Operating Profit                                1(b)          -           -
                                                        ---------   ---------
Operating Profit/(Loss) after Income Tax                 201,116     126,734

Retained Profits/(Accumulated Losses)
 at the beginning of the financial year                 (203,026)   (313,975)
                                                        ---------   ---------

Total available for Appropriation                         (1,910)   (187,241)

Appropriations                                                 -           -
Adjustment to R&D Capital Reserve                        (10,547)          -
Adjustment due to currency fluctuations                   (3,204)    (15,785)
                                                        ---------   ---------
Retained Profits/(Accumulated Losses)
 at the end of the financial year                        (15,661)   (203,026)
                                                        =========   =========

The accompanying notes form part of these accounts.

                          CHAPMAN COMPUTERS PTY. LTD.
                      BALANCE SHEET AS AT 30TH JUNE, 1995
                           CONVERTED TO U.S. DOLLARS



                                                 Note     1995        1994
                                                           US$         US$

CURRENT ASSETS

Cash                                                      69,122      31,912
Receivables                                       3      544,718     394,442
                                                        ---------   ---------
TOTAL CURRENT ASSETS                                     613,840     426,354
                                                        ---------   ---------

NON CURRENT ASSETS

Plant and Equipment                               4       36,367      34,622
                                                        ---------   ---------
TOTAL NON CURRENT ASSETS                                  36,367      34,622
                                                        ---------   ---------
TOTAL ASSETS                                             650,207     460,976
                                                        ---------   ---------

NON CURRENT LIABILITIES

Creditors and Borrowings                          5      469,515     472,461
                                                        ---------   ---------
TOTAL NON CURRENT LIABILITIES                            469,515     472,461
                                                        ---------   ---------
TOTAL LIABILITIES                                        469,515     472,461
                                                        ---------   ---------
NET ASSETS                                               180,692     (11,485)
                                                        =========   =========

SHAREHOLDERS' EQUITY

Issued Capital                                                 2           2
Reserves                                          6      196,351     191,539
Retained Profits/(Losses)                                (15,661)   (203,026)
                                                        ---------   ---------
TOTAL SHAREHOLDERS' EQUITY                               180,692     (11,485)
                                                        =========   =========

Capital Expenditure Commitments                     7

Contingent Liabilities                              8

The accompanying notes form part of these accounts.

                          CHAPMAN COMPUTERS PTY. LTD.
                  NOTES TO AND FORMING PART OF THE ACCOUNTS
                       FOR THE YEAR ENDED 30TH JUNE, 1995
                           CONVERTED TO U.S. DOLLARS




1.STATEMENT OF ACCOUNTING POLICIES

The accounts have been prepared in accordance with all Applicable Accounting Standards and with the disclosure requirements of Schedule 5 of the Corporations Law. The accounts have been prepared in accordance with the historical cost convention. The accounting policies adopted are consistent with those of the previous year.

(a)Depreciation

Depreciation is calculated at rates prescribed by the Commissioner of Taxation, so as to write off the assets over their estimated useful lives.

(b)Income Tax

Tax effect accounting procedures are followed whereby the income tax expense in the profit and loss statement is matched with the accounting profit (after allowing for permanent differences). Income tax on net cumulative timing differences is set aside to the deferred income tax and future tax benefit accounts at current rates. The future tax benefit relating to any tax losses is not carried forward as an asset unless the benefit can be regarded as virtually certain of realisation. No income tax is payable in respect of the current year (1994 Nil) due to carried forward tax losses.



                                                          1995        1994
                                                           US$         US$

2.  OPERATING PROFIT BEFORE INCOME TAX
    has been determined after :

(a) Charging as Expenses:

    Depreciation of fixed assets                          14,124      15,571
    Directors emoluments                                       -           -
    Rental expense on operating leases                    18,979      15,713
                                                        ---------   ---------
(b) Crediting as Revenue:

    Sales                                                806,456     630,263
    Interest                                               1,488         529
                                                        ---------   ---------

3.  RECEIVABLES

    Trade Debtors                                        283,968     173,890
    Unbilled Work in Progress                            241,351     203,591
    Related Entity Loan Accounts                          19,399      16,960
                                                        ---------   ---------
                                                         544,718     394,441
                                                        =========   =========

                          CHAPMAN COMPUTERS PTY. LTD.
                  NOTES TO AND FORMING PART OF THE ACCOUNTS
                       FOR THE YEAR ENDED 30TH JUNE, 1995
                           CONVERTED TO U.S. DOLLARS

                                                          1995        1994
                                                           US$         US$

4.  PLANT & EQUIPMENT - AT COST

    Office Furniture, Computers and Equipment            120,357     104,910
    Less Accumulated Depreciation                         83,990      70,228
                                                        ---------   ---------
                                                          36,367      34,622
                                                        =========   =========



5.  CREDITORS & BORROWINGS

    Related Entity Loan Accounts                         469,515     472,461
                                                        ---------   ---------
                                                         469,515     472,461
                                                        =========   =========



6.  RESERVES

    Capital Reserve                                       55,046      56,165
    R&D Capital Reserve                                  141,305     135,374
                                                        ---------   ---------
                                                         196,351     191,539
                                                        =========   =========


7.  CAPITAL EXPENDITURE COMMITMENTS

    No forward commitments to capital expenditure have been made.


8.  CONTINGENT LIABILITIES

    No contingent items existed at year end.

Chapman Computers Pty Ltd
Statement of Cash Flows
Converted to U.S. Dollars
For the Year Ended 30th June, 1996

                                                         1995
                                                          US$
Cash Flows from Operarting Activities
     Receipts from customers                            658,618
     Payments to suppliers                              (71,993)
     Wages & related costs                             (348,868)
     Interest received                                    1,488
     Interest & other finance costs paid                (13,387)
     Income Tax paid                                          -
     Other expenses                                    (158,455)
                                                      ----------
Net cash flows from Operating Activities                 67,403

Cash Flows from Investing Activities

     Acquisition of property plant & equip              (15,447)
                                                      ----------
Net Cash Flows from Investing Activities                (15,447)

Cash Flows from financing Activities

     Loans paid back by related entities                 (2,439)
     Loans paid back to related entities                 (2,946)
                                                      ----------
 Net Cash Flows from Financing Activities                (5,385)

Net increase (decrease) in cash held                     46,571
Cash at beginning of year                                31,912
Effect of exchange rates changes                         (9,361)
                                                      ----------
Cash at end of year                                      69,122
                                                      ==========

Notes to the Statement of Cash Flows
------------------------------------

1.     Reconciliation of Cash

       For the purposes of the statement of cash flows, cash includes cash on hand and in banks and investments in money market instruments, net of outstanding bank overdrafts. Cash at the end of the financial year as shown in the statement of cash flows is reconciled to the related items in the balance sheet as follows:
                                                          1995
                                                           US$

       Cash                                              69,122

2. Reconciliation of Net Cash provided by Operating Activities to Operating Profit after Income Tax.
                                                           1995
                                                            US$

       Operating profit after income tax                201,116
       Depreciation                                      14,124
       Change in assets & liabilities:
       Decrease in receivables                         (147,837)
                                                     -----------
                                                         67,403
                                                     ===========

                          CHAPMAN COMPUTERS PTY. LTD.
                       DETAILED PROFIT AND LOSS STATEMENT
                       FOR THE YEAR ENDED 30TH JUNE, 1995
                           CONVERTED TO U.S. DOLLARS

                                                          1995        1994
                                                           US$         US$

INCOME

Sales of Products and Services                           806,456     630,263
Interest Received                                          1,488         529
                                                        ---------   ---------
                                                         807,944     630,792
                                                        ---------   ---------
EXPENSES

Accounting Fees                                            2,594           -
Advertising                                                1,336       1,822
Bank Charges                                               1,128         880
Computer Equipment for Resale                             66,435      45,170
Computer Software                                          5,558      49,218
Consultancy                                                   80           -
Cleaning                                                   1,220       1,050
Depreciation                                              14,124      15,572
Electricity                                                2,634       2,566
Freight & Cartage                                          1,811       2,333
Interest                                                  12,259      14,604
Insurance                                                  2,828       3,472
Leasing of Equipment                                      10,085       7,427
Licences and Subscriptions                                 6,832         964
Office Expenses and Petty Cash                             1,097       1,073
Postage                                                      405         417
Printing and Stationery                                    5,641       2,367
Rent                                                       8,894       8,286
Repairs and Maintenance                                   12,059       8,230
Royalties                                                 19,489      26,239
Secretarial                                                  222           -
Security                                                     382           -
Seminar Costs                                                246           -
Staff Training                                                 -       3,192
Sub Contractors                                           46,047      21,219
Superannuation Contributions                               9,600       6,903
Telephone                                                 17,353      15,890
Travelling Expenses                                       63,249      32,779
Wages and Salaries                                       293,221     232,385
                                                        ---------   ---------
                                                         606,828     504,058
                                                        ---------   ---------
Net Profit                                               201,116     126,734
                                                        =========   =========

    The following unaudited pro forma summary presents the consolidated results of operations as if the acquisition of Chapman Computers (Pty) Ltd. had occurred on October 1, 1995. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the acquisition been made as of those dates or of the results which may occur in the future.
                         SVI Holdings, Inc. and Subsidiaries
                  Pro Forma Consolidated Statement of Operations
                        For the Year Ended September 30, 1996


                        SVI                               Pro-Forma
                     Historical   Divergent   Chapman       Adjust.  Pro-Forma

Net Sales              673,608    6,039,901   900,140                 7,613,649

Cost Of Goods Sold     100,389    2,071,653   346,777                 2,518,819

Gross Profit           573,219    3,968,248   553,363                 5,094,830

Selling, general,
and administrative
expenses             1,089,309    3,786,146   575,590   A   308,183   5,759,229
                    -----------  ----------- ---------               -----------
Profit (loss)
from Operations       (516,090)     182,101   (22,227)                 (664,399)

Other Income
/(expense)
Other Income            58,037      629,006                             687,043
Interest              (133,505)                 6,014                  (127,491)
Equity in
earnings of
Softline
Holdings Limited       379,429                                3,067     382,496
Gain on foreign
currency
translation            343,000                                          343,000
                    -----------  ----------- ---------               -----------
Total other
income(expense)        646,961      629,006     6,014                 1,285,048
                    -----------  ----------- ---------               -----------
Income from
continuing
operations
before Taxation        130,871      811,107   (16,213)                  620,649
                    -----------  ----------- ---------               -----------
Taxation                            226,442         -                   226,442
                    -----------  ----------- ---------               -----------
Income (loss)
from continuing
operations             130,871      584,665   (16,213)                  394,207
                    -----------  ----------- ---------               -----------
Income (loss)
from discontinued
operations
Loss from
operations of
Tango Products
USA, Inc.              (67,319)                                         (67,319)

Gain on disposal
of Tango Products,
Inc.                    83,911                                           83,911
                    -----------  ----------- ---------               -----------
Total income (loss)
from discontinued
operations              16,592                                           16,592
                    -----------  ----------- ---------               -----------
Net income (loss)      147,463      584,665   (16,213)                  410,799
                    ===========  =========== =========               ===========
Per share information
Income from
continuing operations     0.01                                             0.03
Income from
discontinued operations      -                                                -
                    -----------                                      -----------
Net income per share      0.01                                             0.03
                    ===========                                      ===========
Weighted average
common shares
outstanding         11,902,469                          B 1,600,000  13,502,469
                    ===========                                      ===========
Notes:

A  Amotization of goodwill                    (128,043)
   Amortization of Software License Rights    (180,140)
                                              ---------
                                              (308,183)
                                              =========

B  Shares issued for acquisition of Divergent  1,300,000
   Shares issued for acquisition of Chapman      300,000
                                               ---------
                                               1,600,000
                                               =========

                         SVI Holdings, Inc. and Subsidiaries
                  Pro Forma Consolidated Statement of Operations
                      For the Six Months Ended March 31, 1997
                                    (Unaudited)


                             SVI Holdings   Chapman    Pro Forma    Pro Forma
                              Historical   Computers  Adjustments  Consolidated

Net Sales                      3,930,164    699,426                  4,629,590

Cost Of Goods Sold             1,152,447    219,501                  1,371,948
                               ----------   -------                  ---------
Gross Profit                   2,777,717    479,925                  3,257,642

Selling, General and
Administrative Expenses        2,379,044    296,903     A  (29,276)  2,646,672
                               ----------   -------                  ----------
Profit from operations           398,673    183,022                    610,971

Net interest Paid                (46,072)      (553)                   (46,625)

Other Income                      20,149     32,891                     53,040

Gain on disposal of
Softline Shares                  152,253                               152,253

Equity in earnings
of Softline Holdings             348,123                               348,123

Foreign Exchange Loss            (32,318)                              (32,318)
                               ----------   -------                  ----------
Income before income tax         840,808    215,361                  1,085,444

Income Taxes                     277,591                               277,591
                               ----------   -------                  ----------
Net Income                       563,217    215,361                    807,853
                               ==========   =======                  ==========
Net income per Share                0.04                                  0.06
                               ==========   =======                  ==========
Weighted Average Number
of Common Shares Outstanding  13,248,340                B  300,000  13,548,340
                               ==========   =======                  ==========

A Amortization of Goodwill on acquisition of Chapman 20,456 Amortization of Software license acquired from Chapman 8,820
                                                          ------
                                                          29,276
                                                          ======

B  Shares issued for acquisition of Chapman              300,000

                           SVI Holdings, Inc. and Subsidiaries
                           CONSOLIDATED PRO FORMA BALANCE SHEET
                                   At March 31, 1997

                            SVI Historical               Pro Forma   Pro Forma
                             (Unaudited)    Chapman     Adjustments Consolidated
ASSETS
Current Assets
Pledged certificates of
deposit                           700,000                               700,000
Cash                              216,453   109,352                     325,805
Accounts receivable             1,039,709   434,275                   1,473,984
Inventories                       382,746                               382,746
Prepaid expenses and
other current assets              323,640                               323,640
                               -----------  --------                  ---------
Total current assets            2,662,548   543,627                   3,206,175

Furniture and equipment,
net of accumulated
depreciation                    2,556,277                             2,556,277
Investment in Softline
Holdings, at equity             3,482,896                             3,482,896
License rights, net of
accumulated amortization        3,168,750                 A 352,800   3,521,550
Note receivable                   153,225                               153,225
Other Assets                        1,027                                 1,027
Goodwill arising on
acquisition of subsidiary       1,552,378                 B 818,220   2,370,598
                               ----------   --------                 -----------
                               13,577,101   543,627                  15,291,748
                               ===========  ========                 ===========
LIABILITIES AND STOCKHOLDERS DEFICIT
Current liabilities
Lines of credit                   699,399                               699,399
Notes payable                     320,051                               320,051
Accounts payable and
accrued expenses                1,125,766   180,647                   1,306,413
Loan from Sudash (Pty) Ltd      1,872,897                             1,872,897
                               -----------  --------                 -----------
Total current liabilities       4,018,113   180,647                   4,198,760

Due to stockholders             1,437,365                             1,437,365
Note payable                    3,268,242                 C 784,000   4,052,242

Stockholders Equity
Preferred stock, $.0001 par
value, 5,000,000 shares
authorized, none issued
Common stock, $.0001 par
value, 50,000,000 shares
authorized, 13,875,284
issued and outstanding          1,387             2       D      28       1,417
Additional paid in capital 10,682,639       215,491       E  534,479 11,432,609
Accumulated deficit        (5,804,165)      147,487         (147,487)(5,804,165)
Cumulative translation
adjustment                    (26,480)                                  (26,480)
                           -----------      -------                  -----------
Total stockholders equity   4,853,381       362,980                   5,603,381
                           -----------      -------                  -----------
                           13,577,101       543,627                  15,291,748
                           ===========      =======                  ===========

 A  Acquisition of Software Licence rights from Chapman  352,800

 B  Excess of purchase price over Net Assets Value of Chapman Computers

 C  Cash portion of purchase consideration paid to Chapman in April 1997

 D  Consolidation of equity of Chapman                            (2)
 Issue of 300,000 shares as part of purchase consideration        30
                                                                 ----
                                                                  28
                                                                 ====

 E  Consolidation of equity of Chapman                          (215,491)
 Issue of 300,000 shares as part of purchase consideration       749,970
                                                                ---------
                                                                 534,479
                                                                =========